SUB-ITEM 77Q1(a)

Appendix A, dated July 31, 2009, to the Master Amended and Restated By-Laws for Massachusetts Investors Growth Stock Fund, dated January 1, 2002 as revised through August 22, 2007, is contained in Post-Effective Amendment No. 39 to the Registration Statement of MFS Series Trust XV (File Nos. 2-96738 and 811-4253), as filed with the Securities and Exchange Commission via EDGAR on December 21, 2009, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference